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                                                                      Exhibit 32

                      HEALTHCARE REALTY TRUST INCORPORATED
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Healthcare Realty Trust Incorporated (the "Company") on Form 10-Q for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David R. Emery, Chairman of the Board and Chief Executive Officer of the Company, and I, Scott W. Holmes, Senior Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 9, 2004
                                       /s/ David R. Emery
                                       -----------------------------------------
                                       David R. Emery
                                       Chairman of the Board and Chief Executive
                                       Officer

                                       /s/ Scott W. Holmes
                                       -----------------------------------------
                                       Scott W. Holmes
                                       Senior Vice President and Chief Financial
                                       Officer